UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

KALARIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kalaris Therapeutics, Inc.

628 Middlefield Rd.

Palo Alto, California 94301

(Address of principal executive offices, including zip code)

(650) 249-2727

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Andrew Oxtoby

On April 10, 2025, Kalaris Therapeutics, Inc. (the “Company”) entered into an employment agreement (the “Oxtoby Employment Agreement”), with Andrew Oxtoby in connection with his continued employment as President and Chief Executive Officer of the Company. The Oxtoby Employment Agreement supersedes all pre-existing agreements and understandings that Mr. Oxtoby may have entered into concerning his employment relationship with the Company and its subsidiaries.

Pursuant to the Oxtoby Employment Agreement, Mr. Oxtoby receives an annualized base salary of $569,100 and is eligible to receive an annual performance bonus of up to 55% of his base salary (the “Target Bonus”), as determined by the Board of Directors of the Company. Mr. Oxtoby is also eligible to participate in the Company’s employee benefit plans, subject to the terms of those plans.

Under the Oxtoby Employment Agreement, if more than three months prior to or more than 12 months following a “change in control” (as defined in the Oxtoby Employment Agreement) of the Company, Mr. Oxtoby’s employment is terminated by the Company without “cause” or by him for “good reason” (each as defined in the Oxtoby Employment Agreement), Mr. Oxtoby is entitled to, subject to (a) his execution of a severance and release of claims agreement in favor of the Company, which agreement must become irrevocable within 60 days following his termination (or such shorter period as may be directed by the Company), and (b) his continued compliance with the “restrictive covenant agreements” (as defined in the Oxtoby Employment Agreement) and any similar agreements with the Company, (i) continued payment of his base salary for a period of 12 months following his termination date, and (ii) provided that he is eligible for and timely elects to continue receiving group medical insurance pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), continued payment of the share of the premiums for health coverage that is paid by the Company for a period of up to 12 months.

Furthermore, if, within three months prior to or within 12 months following a change in control of the Company, Mr. Oxtoby’s employment is terminated by the Company without cause or by him for good reason, Mr. Oxtoby is entitled to, subject to (a) his execution of a severance and release of claims agreement in favor of the Company, which agreement must become irrevocable within 60 days following his termination (or such shorter period as may be directed by the Company), and (b) his continued compliance with the restrictive covenant agreements and any similar agreements with the Company, (i) continued payment of his base salary for a period of 18 months following his termination date, (ii) a lump-sum payment equal to 150% of his Target Bonus for the year in which his termination occurs or, if higher, the Target Bonus immediately prior to the change in control, (iii) provided that he is eligible for and timely elects to continue receiving group medical insurance pursuant to COBRA, continued payment of the share of the premiums for health coverage that is paid by the Company for a period of up to 18 months, and (iv) the acceleration of his then-unvested Company equity awards that vest based solely on the passage of time, such that all such then-unvested equity awards immediately vest and become fully exercisable or non-forfeitable as of his termination date.

The foregoing description of the Oxtoby Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Oxtoby Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Offer Letter Amendment with Brett Hagen

On April 15, 2025, the Company entered into an offer letter amendment (the “Hagen Offer Letter Amendment”) with Brett Hagen, the Company’s Senior Vice President and Chief Accounting Officer, to amend the offer letter, dated December 17, 2024, by and between Mr. Hagen and the Company, to provide for severance benefits for Mr. Hagen.

Under the Hagen Offer Letter Amendment, if more than three months prior to or more than 12 months following a “change in control” (as defined in the Hagen Offer Letter Amendment) of the Company, Mr. Hagen’s employment is terminated by the Company without “cause” or by him for “good reason” (each as defined in the Hagen Offer Letter Amendment), Mr. Hagen is entitled to, subject to (a) his execution of a severance and release of claims agreement in favor of the Company, which agreement must become irrevocable within 60 days following his termination (or such shorter period as may be directed by the Company), and (b) his continued compliance with the “restrictive covenant agreements” (as defined in the Hagen Offer Letter Amendment) and any similar agreements with the Company, (i) continued payment of his base salary for a period of nine months following his termination date, and (ii) provided that he is eligible for and timely elects to continue receiving group medical insurance pursuant to COBRA, continued payment of the share of the premiums for health coverage that is paid by the Company for a period of up to nine months.

Furthermore, if, within three months prior to or within 12 months following a change in control of the Company, Mr. Hagen’s employment is terminated by the Company without cause or by him for good reason, Mr. Hagen is entitled to, subject to (a) his execution a severance and release of claims agreement in favor of the Company, which agreement must become irrevocable within 60 days following his termination (or such shorter period as may be directed by the Company), and (b) his continued compliance with the restrictive covenant agreements and any similar agreements with the Company, (i) continued payment of his base salary for a period of 12 months following his termination date, (ii) a lump-sum payment equal to 100% of his Target Bonus for the year in which his termination occurs or, if higher, the Target Bonus immediately prior to the change in control, (iii) provided that he is eligible for and timely elects to continue receiving group medical insurance pursuant to COBRA, continued payment of the share of the premiums for health coverage that is paid by the Company for a period of up to 12 months, and (iv) the acceleration of his then-unvested Company equity awards that vest based solely on the passage of time, such that all such then-unvested equity awards immediately vest and become fully exercisable or non-forfeitable as of his termination date.

The foregoing description of the Hagen Offer Letter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Hagen Offer Letter Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated April 10, 2025, by and between Andrew Oxtoby and Kalaris Therapeutics, Inc.

10.2	Offer Letter Amendment, dated April 15, 2025, by and between Brett Hagen and Kalaris Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALARIS THERAPEUTICS, INC.

Date: April 16, 2025	By:	/s/ Andrew Oxtoby
	Name:	Andrew Oxtoby
	Title:	Chief Executive Officer